EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report of Advanced Medical Isotope Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2015 (the “Report”), the undersigned, James C. Katzaroff, Chief Executive Officer of the Company, and L. Bruce Jolliff, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 23, 2015	/s/ James C. Katzaroff
James C. Katzaroff
Chief Executive Officer (Principal Executive Officer)

November 23, 2015	/s/ L. Bruce Jolliff
L. Bruce Jolliff
Chief Financial Officer (Principal Financial Officer